Earnings per Share (Tables)	12 Months Ended
Sep. 30, 2014
Earnings Per Share [Abstract]
Schedule of earnings per share, basic and diluted

The following information was used in the computation of basic earnings per share (EPS) for the years ended September 30, 2014 and 2013 (in thousands except share data).

	2014	2013	2012
Basic earnings per share computation:
Net income	$104,952	$96,243	$72,995
Weighted average common shares outstanding	57,886,114	57,886,114	57,886,114

Basic EPS	$1.81	$1.66	$1.26